UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 30, 2009

Commission File Number	000-31380

APPLIED MINERALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	82-0096527
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

110 Greene Street – Ste 1101, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

(208) 556-1181
(Issuer’s Telephone Number, Including Area Code)

ATLAS MINING COMPANY
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change of Fiscal Year.

On October 27, 2009 , the requisite majority of shareholders of  Atlas Mining Company voted at the Company’s  Annual Meeting of Shareholders  to (1) reincorporate Atlas Mining Company as Applied Minerals, Inc.  in the State of Delaware and (2) amend the Company’ s  Certificate  of Incorporation to:

(i)	change the name of the Company from “Atlas Mining Company” to “Applied Minerals, Inc.”

(ii)	increase the authorized number of shares of Common Stock from 60,000,000 to 120,000,000 shares.

(iii)	provide that the Board of Directors may determine the terms of and authorize issuance of Preferred Stock (up to 10,000,000 shares authorized by the Certificate of Incorporation).

(iv)	provide that the number of directors may be fixed from time to time by resolution of the Board of Directors pursuant to a resolution.

This description of the amendments to the Certificate of Incorporation is qualified in its entirety by the amended Certificate of Incorporation attached to this Form 8-K as Exhibit 99.1 and which is incorporated hereby by reference, which reflects such Certificate of Incorporation as amended.  The Amendment was effected by a Certificate of Merger filed with the Delaware Secretary of State on October 30, 2009.

In connection with the reincorporation of Atlas Mining Company, the Bylaws attached as Exhibit 99.2 were adopted as the Bylaws of the Company as reincorporated.  The Bylaws as amended reflect the reincorporation of Atlas Mining Company as a Delaware corporation. This description of the bylaws as adopted is qualified in its entirety by the Bylaws attached to this Form 8-K as Exhibit 99.2 and which is incorporated herein by reference. The adoption of the Bylaws was effected by the Certificate of Merger filed with the Delaware Secretary of State on October 30, 2009.

Item 8.01	Other Events

On October 27, 2009, the shareholders of Atlas Mining Company at the Annual Meeting of Shareholders voted to reincorporate the Company as Applied Minerals, Inc. in the State of Delaware pursuant to the Agreement and Plan of Merger included as Appendix A to the Definitive Proxy Statement of the Company filed with the Securities and Exchange Commission on October 9, 2009.  The reincorporation was effected by a Certificate of Merger filed with the Delaware Secretary of State and a Statement of Merger filed with the Idaho Secretary of State each on October 30, 2009.

On October 27, 2009, the shareholders of the Company voted at the Company’s 2009 Annual Meeting of Shareholders to elect John Levy, David A. Taft, Morris D. Weiss, Andre Zeitoun, and Evan D. Stone as directors for a one year term.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 – Applied Minerals, Inc. Certificate of Incorporation

Exhibit 99.2 – Bylaws adopted by the Company

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED MINERALS, INC.

Dated:	November 2, 2009	/s/ ANDRE ZEITOUN
By: Andre Zeitoun
Chief Executive Officer and President